                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                               (AMENDMENT NO. 2)
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OR OF 1934


       Date of Report (Date of earliest event reported): August 7, 2000
       ----------------------------------------------------------------

                            TELEHUBLINK CORPORATION
                            -----------------------
            (Exact name of registrant as specified in its charter)


         DELAWARE                   0-25002                  59-3200879
--------------------------------------------------------------------------------
     (State or other             (Commission                (IRS Employer
     jurisdiction of              File Number)            Identification No.)
      incorporation)


  24 NEW ENGLAND EXECUTIVE PARK, BURLINGTON, MASSACHUSETTS         01803
--------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (781) 229-1102
--------------------------------------------------------------------------------

The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K, originally filed by the registrant with the Securities and Exchange Commission on August 16, 2000, and amended on October 23, 2000, to read in its entirety as follows:


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-----------------------------------------------------------------------------

(a)  Financial statements of business acquired.
     -----------------------------------------

The audited financial statements of MVP Systems, Inc. required to be filed are included in Exhibit 99.2 hereto and are herein incorporated by reference.

(b)  Pro forma financial information.
     -------------------------------

The pro forma financial statements required to be filed are filed as Exhibit
99.3 hereto and are incorporated herein by reference.

(c)  Exhibits.
     --------

The following exhibits are filed as part of this report pursuant to Item 601 of Regulation S-K:

Exhibit
Number    Description

10.1 Stock Purchase Agreement dated as of June 22, 2000, by and among the Registrant and Chadalavada Rao and Padma Vathi Chadalavada (Sellers)

23.1      Consent of KPMG LLP.                                 Previously filed.

99.1      The Registrant's Press Release dated August 7, 2000  Previously filed.

99.2      MVP Systems, Inc.Audited Financial Statements as of
          December 31, 1999 and 1998.                          Previously filed.

99.3 MVP Systems, Inc. and TeleHubLink Corporation Unaudited Pro Forma Financial Statements (i) Balance Sheet as of July 29, 2000; (ii) Statements of Operations for the year ended January 29, 2000 and for the six months ended July 29, 2000 and (iii) related Notes to
          Unaudited Pro Forma Financial Statements.            Previously filed.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TeleHubLink Corporation
                            ------------------------
                            (Registrant)

Date: October 24, 2000      /s/ Douglas A. Miller
                            ---------------------

                            Douglas A. Miller, Vice President of Finance